AMENDMENT NO.1 TO AGREEMENT

THIS AMENDMENT NO.1TO AGREEMENT (the “Amendment”) is made as of April __, 2009 by and between en2go International, Inc., a Nevada corporation (the “Company”), and Richard Genovese and/or his affiliates (collectively “Genovese”), under that certain Agreement dated January 15, 2009 (the “Agreement”).

RECITALS

WHEREAS, the Company and Genovese executed the Agreement dated January 15, 2009, pursuant to which Genovese agreed to provide the Company certain advances to the Company as described in the Agreement in exchange for a convertible debenture;

WHEREAS, the Company and Genovese desire to increase the amount of the advances provided under  the Agreement by $250,000 which Genovese will advance to the Company on or before May 1, 2009 under the same terms and conditions of the Agreement;

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein, the sufficiency of which is hereby acknowledged, the parties agree as follows:

TERMS AND CONDITIONS

1.	Amendment to Section 2 of the Agreement. The amounts and dates listed in Section 2 of the Agreement are amended and restated in their entirety as follows:

“Date:                                                                                                  Amount:

On or before January 23, 2009                                                         $189,166.00

On or before February 1, 2009                                                         $151,033.00

On or before February 15, 2009                                                       $141,533.00

On or before March 1, 2009                                                             $151,033.00

On or before March 15, 2009                                                           $119,033.00

On or before April 1, 2009                                                                $128,533.00

On or before May 1, 2009                                                                 $324,669.00

                        Total                                                                                                    $1,205,000

2.           Effectiveness; Continuity of Terms.  This Amendment shall be effective when executed by the Company and Genovese.  All other terms and provisions of the Agreement shall remain in full force and effect.

3.           Counterparts.  This Amendment may be signed in counterparts, each of which when taken together shall constitute one fully executed document.

4.           Amendment.  This Amendment may not be altered or amended except by an instrument in writing signed by both parties hereto.

IN WITNESS WHEREOF, the parties have executed this Amendment to Agreement as of the date first above written.

COMPANY:

en2go International, Inc.

PAUL FISHKIN

Name: Paul Fishkin

Title: President

RICHARD GENOVESE:

RICHARD GENOVESE